Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
15.	Income Taxes

As a Cayman Islands entity, Stealth BioTherapeutics Corp is not currently subject to taxation. Stealth BioTherapeutics Inc. is subject to U.S. income tax and certain state income taxes.

The following table presents domestic and foreign components of loss before income tax benefit for the periods presented (in thousands):

	Year Ended December 31,
	2020	2019	2018
U.S.	$5,868	$3,633	$3,116
Non-U.S.	51,589	68,095	93,596
Loss before income tax benefit	$57,457	$71,728	$96,712

A reconciliation setting forth the differences between the Company’s effective tax rate and the U.S. statutory tax rate is as follows (in thousands):

	Year Ended December 31,
	2020	2019	2018
Income tax benefit at federal statutory rate	$1,232	$763	$654
State and local income taxes net of federal tax benefit	787	247	522
Federal credits	1,210	2,454	1,267
Federal rate change	—	—	—
Nondeductible/nontaxable permanent items	4	(89)	77
Share based compensation benefit and other	1,644	—	(56)
Change in valuation allowance	(4,877)	(3,376)	(2,464)
Income tax benefit	$—	$—	$—
Effective tax rate	0.0%	0.0%	0.0%

The significant components of the Company’s deferred tax assets are as follows (in thousands):

	Year Ended December 31,
	2020	2019
Deferred tax assets:
Federal and state net operating loss carryforwards	$1,012	$832
Credits	8,903	7,522
Deferred rent	6	17
Other accrued liabilities	509	84
Depreciation	5	47
Share based compensation	2,336	—
Deferred interest	1,871	1,264
Total deferred tax assets	14,642	9,766
Deferred tax liabilities:
Other accrued liabilities	—	—
Depreciation	—	—
Total deferred tax liabilities	—	—
Valuation allowance	14,642	9,766
Net deferred tax liability	$—	$—

As of December 31, 2020, Stealth BioTherapeutics Inc. had federal and state net operating loss carryforwards of $4.1 million and $2.3 million, respectively. The net operating loss carryforwards expire at various dates beginning in 2034 through 2040 for U.S. and state tax purposes. As of December 31, 2020, the Company had federal and state research and development credit carryforwards of approximately $4.5 million and $1.8 million, respectively, which, if unused, will expire in years 2035 through 2040 (federal) and 2030 through 2035 (state). As of December 31, 2020, the Company also had an orphan drug credit of $2.9 million, which, if unused, will expire in year 2037 through 2040.

Realization of the future tax benefits is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carryforward period. As of December 31, 2020, the Company maintains a full valuation allowance for its deferred tax assets due to uncertainty regarding their realization. Adjustments could be required in the future if the Company estimates that the amount of deferred tax assets to be realized is more or less than the net amount the Company has recorded. The valuation allowance increased $4.9 million and $3.4 million during the years ended December 31, 2020 and 2019, respectively, due primarily to the generation of net operating losses during the period and the recognition of potential research and development tax credits.

The Company is not currently under any income tax examinations. Due to the Company’s net operating losses, all tax years generally remain open in each jurisdiction. No interest or penalties have been recorded on any unrecognized tax benefits since its inception. The Company does not believe material uncertain tax positions have arisen to date.

Under the provisions of Section 382 of the Internal Revenue Code of 1986, certain substantial changes in the Company’s ownership, including a sale of the Company, or significant changes in ownership due to sales of equity, may have limited, or may limit in the future, the amount of net operating loss carryforwards and tax credits, which could be used annually to offset future taxable income.

The Coronavirus Aid, Relief and Economic Security Act (the "CARES Act") was enacted in the United States on March 27, 2020. While the CARES Act provides extensive tax changes in response to the COVID-19 pandemic, the provisions are not expected to have a significant impact on the Company’s financial results.